STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Total	$ 125,902,912	$ 119,349,201
Receivables:
Notes Receivable from Participants	1,085,477	1,219,851
TOTAL RECEIVABLES	1,085,477	1,219,851
TOTAL ASSETS	126,988,389	120,569,052
LIABILITY
Excess Contributions Refundable	168,165	146,917
Prefunded Contributions	239,102	0
TOTAL LIABILITIES	407,267	146,917
NET ASSETS AVAILABLE FOR BENEFITS	$ 126,581,122	$ 120,422,135